Exhibit 1.1
          $25,000,000 Series E 4.90% Senior Notes due December 15, 2013


                       SAVANNAH ELECTRIC AND POWER COMPANY

                             UNDERWRITING AGREEMENT

                                December 10, 2003


Banc One Capital Markets, Inc.
1 Bank One Plaza
Chicago, Illinois  60670



Ladies and Gentlemen:

                  Savannah Electric and Power Company, a Georgia corporation (the "Company"), confirms its agreement (the "Agreement") with you (the "Underwriter") with respect to the sale by the Company and the purchase by the Underwriter of $25,000,000 aggregate principal amount of the Series E 4.90% Senior Notes due December 15, 2013 (the "Senior Notes").

                  The Company understands that the Underwriter is making a public offering of the Senior Notes pursuant to this Agreement. The Senior Notes will be issued pursuant to an indenture, dated as of March 1, 1998 (the "Base Indenture"), by and between the Company and The Bank of New York, as trustee (the "Trustee"), as heretofore supplemented and amended and as to be further supplemented and amended by a fifth supplemental indenture, dated as of December 17, 2003 to the Base Indenture relating to the Senior Notes (the "Supplemental Indenture" and, together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Trustee.

         SECTION 1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Underwriter as follows:

         (a) A registration statement on Form S-3 (File Nos. 333-103772 and 333-103772-01) in respect of the Senior Notes and certain other securities has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriter, has been declared effective by the Commission in such form (except that copies of the registration statement and any post-effective amendment delivered to the Underwriter need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Company, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the 1933 Act, being hereinafter called a "Preliminary Prospectus"); such registration statement, as it became effective, including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the time such registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Senior Notes, in the form in which it was included in the Registration Statement at the time it became effective, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and the Prospectus as amended or supplemented in final form by a prospectus supplement relating to the Senior Notes in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the 1933 Act in accordance with Section 3(f) hereof, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Final Supplemented Prospectus."

         (b) The documents incorporated by reference in the Registration Statement or Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, when read together with the Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriter with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use in the Final Supplemented Prospectus; or (B) any information set forth in the Final Supplemented Prospectus under the caption "Description of the Series E Senior Notes - Book-Entry Only Issuance -- The Depository Trust Company."

         (c) The Registration Statement, the Prospectus and the Final Supplemented Prospectus comply, and any further amendments or supplements to the Registration Statement or the Prospectus, when any such post-effective amendments are declared effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1939 Act (as hereinafter defined) and the General Rules and Regulations of the Commission thereunder and do not and will not,
         (i) as of the applicable effective date as to the Registration Statement and any amendment thereto, and (ii) as of the applicable filing date as to the Final Supplemented Prospectus and any Prospectus as further amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the Company makes no warranties or representations with respect to: (A) that part of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) (collectively, the "Form T-1") under the Trust Indenture Act of 1939, as amended (the "1939 Act"); (B) statements or omissions made in the Registration Statement or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein; or (C) any information set forth in the Final Supplemented Prospectus under the caption "Description of the Series E Senior Notes -- Book-Entry Only Issuance -- The Depository Trust Company."

         (d) With respect to the Registration Statement, the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.

         (e) Since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company.

         (f) The Company is a corporation duly organized and existing under the laws of the State of Georgia and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement and the Indenture and to issue and sell the Senior Notes to the Underwriter.

         (g) This Agreement has been duly authorized, executed and delivered by the Company.

         (h) The Indenture has been duly authorized by the Company and, on the Closing Date (as hereinafter defined), will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally or (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Enforceability Exceptions"); the Indenture will conform in all material respects to all statements relating thereto contained in the Final Supplemented Prospectus; and, on the Closing Date, the Indenture will have been duly qualified under the 1939 Act.

         (i) The issuance and delivery of the Senior Notes have been duly authorized by the Company and, on the Closing Date, the Senior Notes will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Final Supplemented Prospectus, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Final Supplemented Prospectus.

         (j) The execution, delivery and performance by the Company of this Agreement, the Indenture and the Senior Notes and the consummation by the Company of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder shall have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or bylaws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company, or any of its properties.

         (k) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company of the Senior Notes or the transactions by the Company contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the rules and regulations thereunder; (B) such as may be required under the Public Utility Holding Company Act of 1935, as amended; (C) the qualification of the Indenture under the 1939 Act; (D) the approval of the Georgia Public Service Commission (the "Georgia Commission"); and (E) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws.

         (l) The financial statements incorporated by reference in the Registration Statement and the Final Supplemented Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position, results of operations and cash flows of the Company as of and for the dates indicated; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") applied on a consistent basis (except that the unaudited financial statements may be subject to normal year-end adjustments) throughout the periods involved and necessarily include amounts that are based on the best estimates and judgments of management. The selected financial data and the summary financial information included in the Registration Statement and Final Supplemented Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements incorporated by reference in the Registration Statement.

         SECTION 2. SALE AND DELIVERY TO THE UNDERWRITER; CLOSING.

         (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, $25,000,000 aggregate principal amount of Senior Notes at a price equal to 99.163% of the principal amount thereof.

         (b) Payment for and delivery of certificates for the Senior Notes shall be made at the offices of Troutman Sanders LLP, 600 Peachtree Street, N.E., Suite 5200, Atlanta, Georgia 30308-2216 at 10:00 A.M., New York time, on December 17, 2003 or such other time, place or date as shall be agreed upon by the Underwriter and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company by wire transfer in federal funds at the Closing Date against delivery of the Senior Notes to the Underwriter.

         The delivery of the Senior Notes shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust Company in New York, New York or its designee, and the Underwriter shall accept such delivery.

         The certificate(s) for the Senior Notes will be made available for examination by the Underwriter not later than 12:00 Noon, New York City time, on the last business day prior to the Closing Date.

         SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with the Underwriter as follows:

         (a) The Company, on or prior to the Closing Date, will deliver to the Underwriter conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Underwriter orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings therefor, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company will deliver to the Underwriter sufficient conformed copies of the Registration Statement, the Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) and, from time to time, as many copies of the Prospectus and the Final Supplemented Prospectus as the Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.

         (b) The Company will furnish the Underwriter with copies of each amendment and supplement to the Final Supplemented Prospectus relating to the offering of the Senior Notes in such quantities as the Underwriter may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus shall be required by law in connection with the sale of any Senior Notes by the Underwriter, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Underwriter, shall occur, which in the opinion of the Company or of Underwriter's counsel should be set forth in a supplement to or an amendment of the Final Supplemented Prospectus, as the case may be, in order to make the Final Supplemented Prospectus not misleading in the light of the circumstances when it is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Final Supplemented Prospectus or to file under the 1934 Act any document incorporated by reference in the Preliminary Prospectus or Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company forthwith will (i) notify the Underwriter to suspend solicitation of purchases of the Senior Notes and (ii) at its expense, make any such filing or prepare and furnish to the Underwriter a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Supplemented Prospectus which will supplement or amend the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Final Supplemented Prospectus is delivered, not misleading or which will effect any other necessary compliance. In case the Underwriter is required to deliver a prospectus in connection with the sale of any Senior Notes after the expiration of the period specified in the preceding sentence, the Company, upon the request of the Underwriter, will furnish to the Underwriter, at the expense of the Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Underwriter and Dewey Ballantine LLP.

         (c) The Company will endeavor, in cooperation with the Underwriter, to qualify the Senior Notes for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Underwriter may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.

         (d) The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.

         (e) During a period of 15 days from the date of this Agreement, the Company will not, without the Underwriter's prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Senior Notes or any security convertible into or exchangeable into or exercisable for the Senior Notes or any debt securities substantially similar to the Senior Notes (except for the Senior Notes issued pursuant to this Agreement and the $35,000,000 aggregate principal amount of the Company's Series F Senior Notes due December 15, 2028). The Underwriter agrees that commercial paper or other debt securities with scheduled maturities of less than one year are not subject to this section 3(e).

         (f) As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the 1933 Act, the Company will file the Final Supplemented Prospectus with the Commission and advise the Underwriter of such filing and confirm such advice in writing.

         SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incidental to the performance of its obligations under this Agreement, including but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Senior Notes, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Senior Notes under securities laws in accordance with the provisions of Section 3(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriter of copies of the Registration Statement as originally filed and of each amendment thereto and of the Prospectus, the Final Supplemented Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriter of copies of any blue sky survey,
(vii) the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Senior Notes, (ix) any fees payable in connection with the rating of the Senior Notes, (x) the cost and charges of any transfer agent or registrar and
(xi) the cost of qualifying the Senior Notes with The Depository Trust Company.

         Except as otherwise provided in Section 9 hereof, the Underwriter shall pay all other expenses incurred by them in connection with their offering of the Senior Notes including fees and disbursements of its counsel, Dewey Ballantine LLP.

         SECTION 5. CONDITIONS OF UNDERWRITER'S OBLIGATIONS. The obligations of the Underwriter to purchase and pay for the Senior Notes are subject to the following conditions:

         (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Final Supplemented Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424.

         (b) Any required orders of the Georgia Commission and the Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriter or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Underwriter, are deemed acceptable to the Underwriter and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriter and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

         (c) On the Closing Date the Underwriter shall have received:

                  (1) The opinion, dated the Closing Date, of Bouhan, Williams & Levy LLP, general counsel for the Company, substantially in the form attached hereto as Schedule I-A.

                  (2) The opinion, dated the Closing Date, of Troutman Sanders LLP, counsel for the Company, substantially in the form attached hereto as Schedule I-B.

                  (3) The opinion, dated the Closing Date, of Pillsbury Winthrop LLP, counsel to the Trustee, substantially in the form attached hereto as Schedule II.

                  (4) The opinion, dated as of the Closing Date, of Dewey Ballantine LLP, counsel for the Underwriter, substantially in the form attached hereto as Schedule III.

                  (5) At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the President or any Vice President of the Company, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission.

                  (6) On the Closing Date, the Underwriter shall have received from Deloitte & Touche LLP a letter dated the Closing Date to the effect that: (A) they are independent certified public accountants with respect to the Company within the meaning of the 1933 Act and the rules and regulations under the 1933 Act; (B) in their opinion, the financial statements audited by them and incorporated by reference in the Final Supplemental Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the rules and regulations under the 1934 Act; and (C) on the basis of certain limited procedures performed through a specified date not more than five business days prior to the date of such letter, namely (i) reading the minute books of the Company; (ii) performing the procedures specified by the American Institute of Certified Public Accountants ("AICPA") for a review of interim financial information as described in Statement on Auditing Standards No. 71, "Interim Financial Information" and in Statement on Auditing Standards No. 100, "Interim Financial Information," as applicable, on the unaudited financial statements, if any, of the Company incorporated in the Prospectus and on the latest available unaudited financial statements of the Company, if any, for any calendar quarter subsequent to the date of those incorporated by reference in the Prospectus; and (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP make no representations as to the sufficiency of such procedures for the Underwriter's purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, if any incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder; (3) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income and the unaudited Ratio of Earnings to Fixed Charges set forth in the Final Supplemented Prospectus do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period included or incorporated by reference in the Registration Statement; (4) as of a specified date not more than five business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest balance sheet incorporated by reference in the Prospectus, except in each case for changes or decreases which (i) the Prospectus discloses have occurred or may occur, (ii) are occasioned by the declaration of dividends, (iii) are occasioned by draw-downs and regularly scheduled payments of capitalized lease obligations, (iv) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, (v) are occasioned by draw-downs under existing pollution control financing arrangements, or
         (vi) are occasioned by the reclassification of current maturities of long-term debt, or (vii) are disclosed in such letter; and (5) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income and the unaudited Ratio of Earnings to Fixed Charges for any calendar quarter subsequent to those set forth in (3) above, which if available shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Prospectus.

                  (7) On the Closing Date, counsel for the Underwriter shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance and sale of the Senior Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Senior Notes as herein contemplated shall be satisfactory in form and substance to the Underwriter and Dewey Ballantine LLP, counsel for the Underwriter.

                  (8) That no amendment or supplement to the Registration Statement or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the 1934 Act) shall be unsatisfactory in form to Dewey Ballantine LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of the Underwriter) which, in the reasonable judgment of the Underwriter, shall materially impair the marketability of the Senior Notes.

                  (9) The Company shall have performed its obligations when and as provided under this Agreement.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Company at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 4, 7 and 9(b) hereof.

         SECTION 6. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.

         The obligations of the Company shall be subject to the conditions set forth in the first sentence of Section 5(a) and in Section 5(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Underwriter. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 4, 7 and 9(b) hereof.

         SECTION 7. INDEMNIFICATION.

         (a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of
Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, 1934 Act or otherwise, and to reimburse the Underwriter and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Final Supplemented Prospectus or, if the Company shall furnish to the Underwriter any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the 1934 Act which are incorporated therein by reference, in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Final Supplemented Prospectus as so amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Registration Statement, Preliminary Prospectus, Prospectus or Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein and except that this indemnity with respect to the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus, if the Company shall have furnished any amendment or supplement thereto, shall not inure to the benefit of the Underwriter (or of any person controlling the Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Senior Notes to any person if a copy of the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus (exclusive of documents incorporated therein by reference pursuant to Item 12 of Form S-3), as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of the Underwriter to such person with or prior to the written confirmation of the sale involved and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus as supplemented or amended at the time of such confirmation. The Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this Section 7, to notify the Company in writing of the commencement thereof but the omission of the Underwriter so to notify the Company of any such action shall not release the Company from any liability which it may have to the Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 7. In case any such action shall be brought against the Underwriter or any such person controlling the Underwriter and the Underwriter shall notify the Company of the commencement thereof as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof, at its own expense. In case the Company elects to direct such defense and select such counsel, the Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless the employment of such counsel has been authorized in writing by the Company in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

         (b) The Underwriter agrees to indemnify and hold harmless the Company, its directors and such of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 7(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter for use therein.

         SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

         All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by, or on behalf of the Company and shall survive delivery of the Senior Notes to the Underwriter.

         SECTION 9. TERMINATION OF AGREEMENT.

         (a) The Underwriter may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended or there shall have been a material disruption in settlement of securities generally, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity, crisis or emergency (including without limitation, acts of terrorism) affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgment of the Underwriter, the marketability of the Senior Notes shall have been materially impaired.

         (b) If this Agreement shall be terminated by the Underwriter pursuant to subsection (a) above or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriter for the reasonable fees and disbursements of Dewey Ballantine LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Senior Notes and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in Sections 4 and 7.


         SECTION 10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to Banc One Capital Markets, Inc., 1 Banc One Plaza, Suite IL1-0595, 8th Floor, Chicago, Illinois 60670, Attention:
Structuring & Execution; notices to the Company shall be mailed to 600 Bay Street, East, Savannah, Georgia 31401, Attention: Corporate Secretary, with a copy to Southern Company Services, Inc., 270 Peachtree Street, N.W., Atlanta, Georgia 30303, Attention: David B. Brooks.

         SECTION 11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Senior Notes from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 12. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

         SECTION 13. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter and the Company in accordance with its terms.

                                     Very truly yours,

                                     SAVANNAH ELECTRIC AND POWER COMPANY



                                     By:  ______________________________
                                     Title:


CONFIRMED AND ACCEPTED,
as of the date first above written

BANC ONE CAPITAL MARKETS, INC.


By:  ___________________________
Title:

                                                                   Schedule I-A

                   [Letterhead of Bouhan, Williams & Levy LLP]


                                                              December 17, 2003

Banc One Capital Markets, Inc.
1 Banc One Plaza
Chicago, Illinois  60670


                       SAVANNAH ELECTRIC AND POWER COMPANY
                SERIES E 4.90% SENIOR NOTES DUE December 15, 2013

Ladies and Gentlemen:

                  We have acted as general counsel to Savannah Electric and Power Company (the "Company") in connection with (i) the Company's issuance of $25,000,000 aggregate principal amount of its Series E 4.90% Senior Notes due December 15, 2013 (the "Notes") pursuant to a Senior Note Indenture dated as of March 1, 1998, by and between the Company and The Bank of New York, as trustee (the "Trustee"), as heretofore supplemented and as supplemented by the Fifth Supplemental Indenture dated as of December 17, 2003 (collectively, the "Indenture"); and (ii) the purchase by you of the Notes pursuant to the terms of an Underwriting Agreement dated December 10, 2003 (the "Underwriting Agreement"). This opinion is being delivered to you pursuant to Section 5(c)(1) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (Nos. 333-103772 and 333-103772-01) pertaining to the Notes (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated April 10, 2003 as supplemented by a prospectus supplement dated December 10, 2003 (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 and the Current Reports on Form 8-K of the Company dated December 2, 2003, December 8, 2003, December 10, 2003 and December __, 2003 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, other than those of the Company, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  The Indenture and the Underwriting Agreement are herein referred to as the "Agreements."

                  Based on the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

         1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Georgia and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

         2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

         3. All orders, consents or other authorizations or approvals of the Georgia Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Georgia or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

         4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by you pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Deloitte & Touche LLP and with your counsel. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of December 10, 2003 complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement therein of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the caption "Description of the Series E Senior Notes - Book-Entry Only Issuance
- The Depository Trust Company."

                  We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of such State and the federal law of the United States and, to the extent set forth herein, the law of the State of New York.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent, except that Dewey Ballantine LLP may rely on this opinion in giving its opinion pursuant to Section 5(c) of the Underwriting Agreement insofar as such opinion relates to matters of Georgia law.



                                                     Yours very truly,

                                                     BOUHAN, WILLIAMS & LEVY LLP

                                                                   Schedule I-B

                      [Letterhead of TROUTMAN SANDERS LLP]

                                                              December 17, 2003




Banc One Capital Markets, Inc.
1 Banc One Plaza
Chicago, Illinois  60670




                       SAVANNAH ELECTRIC AND POWER COMPANY
                Series E 4.90% Senior Notes due December 15, 2013

Ladies and Gentlemen:

                  We have acted as counsel to Savannah Electric and Power Company (the "Company") in connection with (i) the Company's issuance and sale of $25,000,000 aggregate principal amount of its Series E 4.90% Senior Notes due December 15, 2013 (the "Notes") pursuant to a Senior Note Indenture dated as of March 1, 1998, by and between the Company and The Bank of New York, as trustee (the "Trustee"), as heretofore supplemented and as supplemented by the Fifth Supplemental Indenture dated as of December 17, 2003 (collectively, the "Indenture"); and (ii) the purchase by you of the Notes pursuant to the terms of an Underwriting Agreement dated December 10, 2003 (the "Underwriting Agreement"). This opinion is being delivered to you as pursuant to Section 5(c)(2) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (Nos. 333-103772 and 333-103772-01) pertaining to the Notes and certain other securities (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus of the Company dated April 10, 2003 as supplemented by the prospectus supplement dated December 10, 2003 (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 and the Current Reports on Form 8-K of the Company dated December 2, 2003, December 8, 2003, December 10, 2003 and December __, 2003 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, other than those of the Company, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  The Indenture and the Underwriting Agreement are herein referred to collectively as the "Agreements."

                  Based on the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

         1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia, and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

         2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

         3. All orders, consents or other authorizations or approvals of the Georgia Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Georgia or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

         4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by you pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Deloitte & Touche LLP, with other counsel for the Company and with your counsel. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of December 10, 2003, complied as to form in all material respects with the relevant requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the caption "Description of the Series E Senior Notes - Book-Entry Only Issuance
- The Depository Trust Company."

                  We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth herein, the laws of the State of New York.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent, except that Dewey Ballantine LLP may rely on this opinion in giving its opinion pursuant to Section 5(c) of the Underwriting Agreement insofar as such opinion relates to matters of Georgia law.

                                                     Yours very truly,

                                                     TROUTMAN SANDERS LLP

                                                                    Schedule II

                     [Letterhead of Pillsbury Winthrop LLP]

December 17, 2003



Savannah Electric and Power Company
600 Bay Street, East
Savannah, Georgia  31401

Banc One Capital Markets, Inc.
1 Banc One Plaza
Chicago, Illinois  60670




                       Savannah Electric and Power Company
                Series E 4.90% Senior Notes due December 15, 2013

Ladies and Gentlemen:

We have acted as counsel to The Bank of New York, a New York banking corporation ("BNY") in connection with the purchase by Banc One Capital Markets, Inc. (the "Underwriter") of $25,000,000 aggregate principal amount of Series E 4.90% Senior Notes due December 15, 2013 (the "Notes") issued by the Company. The Notes are being issued under the Senior Note Indenture, dated as of March 1, 1998 between the Company and BNY, as trustee (in such capacity, the "Trustee"), as amended and supplemented by the Fifth Supplemental Indenture dated as of December 17, 2003 between the Company and the Trustee (collectively, the "Indenture").

For purposes of this opinion, we have reviewed the Indenture and such other documents, records and papers and satisfied ourselves as to such other matters, as we have deemed necessary or appropriate for this opinion. As to questions of fact material to this opinion, we have relied upon certificates of BNY and of public officials. In such review, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as copies or forms and the authenticity of the originals of such latter documents. We have assumed that BNY has been duly incorporated and that the Indenture has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of, and is enforceable in accordance with its terms against, the Company.

Based upon the foregoing and subject to the qualifications below, we are of the opinion that:

1. BNY is a banking corporation validly existing under the laws of the State of New York with corporate power and authority to enter into and perform its obligations under the Indenture.

2. The Indenture has been duly authorized, executed and delivered by the Trustee and constitutes a valid and binding agreement of the Trustee enforceable against the Trustee in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

We are members of the Bar of the State of New York and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York. The opinions expressed herein are limited to matters governed by the laws of the State of New York.

This opinion is solely for the benefit of the Company and the Underwriter in connection with the issuance and sale by the Company of the Notes and may not be relied upon by the Company or the Underwriter for any other purpose, or relied upon by or furnished to any other person, without our prior written consent.

                                                     Very truly yours,

                                                     PILLSBURY WINTHROP LLP

                                                                   Schedule III



                      [Letterhead of DEWEY BALLANTINE LLP]


                                                              December 17, 2003


Banc One Capital Markets, Inc.
1 Banc One Plaza
Chicago, Illinois  60670




                       SAVANNAH ELECTRIC AND POWER COMPANY
                Series E 4.90% Senior Notes due December 15, 2013

Ladies and Gentlemen:

                  We have represented you in connection with (i) the issuance by Savannah Electric and Power Company (the "Company") of $25,000,000 of its Series E 4.90% Senior Notes due December 15, 2013 (the "Notes") pursuant to a Senior
Note Indenture dated as of March 1, 1998 by and between the Company and The Bank of New York, as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Fifth Supplemental Indenture dated as of December 17, 2003 (collectively, the "Indenture"); and (ii) the purchase by you of the Notes pursuant to the terms of an Underwriting Agreement dated December 10, 2003, between the Company and you (the "Underwriting Agreement"). This opinion is being delivered to you pursuant to Section 5(c)(4) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-103772 and 333-103772-01) pertaining to the Notes (the "Registration Statement"), filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated April 10, 2003, as supplemented by a final prospectus supplement relating to the Notes dated December 10, 2003, which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002, the Quarterly Reports on Form 10-Q of the Company for the quarter ended March 31, 2003, June 30, 2003 and September 30, 2003 and the Current Reports on Form 8-K of the Company dated December 2, 2003, December 8, 2003, December 10, 2003 and December __, 2003 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  The Indenture and the Underwriting Agreement are herein referred to as the "Agreements."

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as aforesaid and as to all matters covered hereby which are governed by or dependent upon the law of the State of Georgia upon the opinions of Troutman Sanders LLP and Bouhan, Williams and Levy LLP, each dated the date hereof and addressed to you, that:

                  1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

                  2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

                  3. All orders, consents, or other authorizations or approvals of the Georgia Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Georgia or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

                  4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

                  5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriter pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Deloitte & Touche LLP and with counsel to the Company. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Final Supplemented Prospectus and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of December 10, 2003, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the caption "Description of the Series E Senior Notes --Book-Entry Only Issuance --The Depository Trust Company."

                  We are members of the State Bar of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States, and to the extent set forth herein, the law of the State of Georgia.

                  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Bouhan, Williams & Levy LLP and Troutman Sanders LLP may rely on this opinion in giving their opinions pursuant to Section 5(c) of the Underwriting Agreement, insofar as such opinions relate to New York law, and Troutman Sanders LLP may rely on this opinion in giving its opinion pursuant to Sections 102, 302 and 904 of the Indenture, insofar as such opinion relates to matters of New York law.


                                                     Very truly yours,


                                                     DEWEY BALLANTINE LLP